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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated march 2, 2000 included in Harken Energy Corporation's Form 10-K, for the year ended December 31, 1999, and to all references to our firm included in this registration statement.


                                             ARTHUR ANDERSEN LLP



Dallas, Texas


April 11, 2000